Morgan Stanley Variable Investment Series - Income Plus
Portfolio
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:	 America Movil SAB DE CV 3.125%
due 7/16/2022
Purchase/Trade Date:	  7/9/12
Offering Price of Shares: $99.490
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $426,000
Percentage of Offering Purchased by Fund: 0.034
Percentage of Fund's Total Assets: 0.22
Brokers: Goldman, Sachs & Co., Morgan Stanley, Citigroup, Mitsubishi UFJ Securities, Mizuho Securities
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 ING US Inc. 5.500% due 7/15/2022
Purchase/Trade Date:	  7/10/12
Offering Price of Shares: $99.946
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $600,000
Percentage of Offering Purchased by Fund: 0.071
Percentage of Fund's Total Assets: 0.31
Brokers: BofA Merrill Lynch, Citigroup, JP Morgan, Morgan Stanley, ING, BNY Mellon Capital Markets, LLC, Deutsche
Bank Securities, RBC Capital Markets, RBS, SunTrust
Robinson Humphrey, Barclays Capital, Credit Suisse,
Goldman, Sachs & Co., UBS Investment Bank, US Bancorp,
BNP Paribas, Credit Agricole CIB, Lloyds Securities, Mitsubishi UFJ Securities, nabSecurities, LLC, PNC Capital Markets LLC, Scotiabank, Standard Chartered Bank, The Williams Capital Group, L.P., Wells Fargo Securities Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Anheuser-Busch Inbev Worldwide
3.750% due 7/15/2042
Purchase/Trade Date:	  7/11/2012
Offering Price of Shares: $99.092
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.023
Percentage of Fund's Total Assets: 0.12
Brokers: BofA Merrill Lynch, Barclays, Deutsche Bank Securities, BNP Paribas, Mitsubishi UFJ Securities, Mizuho Securities, RBS, Societe Generale, ING, Santander, Rabo Securities, SMBC Nikko, TD Securities
Purchased from: Deutsche Bank Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Primerica Inc. 4.750% due 7/15/2022
Purchase/Trade Date:	  7/11/2012
Offering Price of Shares: $99.843
Total Amount of Offering: $375,000,000
Amount Purchased by Fund: $650,000
Percentage of Offering Purchased by Fund: 0.173
Percentage of Fund's Total Assets: 0.34
Brokers: JP Morgan, Citigroup, Morgan Stanley, Keefe, Bruyette & Woods, SunTrust Robinson Humphrey
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 U.S. Bancorp 2.950% due 7/15/2022
Purchase/Trade Date:	  7/18/2012
Offering Price of Shares: $99.683
Total Amount of Offering: $1,300,000,000
Amount Purchased by Fund: $635,000
Percentage of Offering Purchased by Fund: 0.049
Percentage of Fund's Total Assets: 0.33
Brokers: Credit Suisse Securities (USA) LLC, Morgan
Stanley & Co. LLC, US Bancorp Investments, Inc.
Purchased from: US Bank Corp Trust
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Federal Express Corp. 3.875% due
7/30/2042
Purchase/Trade Date:	  7/24/12
Offering Price of Shares: $98.480
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $350,000
Percentage of Offering Purchased by Fund: 0.070
Percentage of Fund's Total Assets: 0.18
Brokers: Goldman, Sachs & Co., JP Morgan, BofA Merrill Lynch, Citigroup, Mizuho Securities, BNP Paribas, Deutsche Bank Securities, Morgan Stanley, Ramirez & Co., Inc., Raymond James Morgan Keegan, Scotiabank, SunTrust
Robinson Humphrey, The Williams Capital Group, L.P.,
Wells Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Host Hotels & Resorts LP 4.750% due
3/1/2023
Purchase/Trade Date:	  8/2/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $235,000
Percentage of Offering Purchased by Fund: 0.052
Percentage of Fund's Total Assets: 0.12
Brokers: Goldman, Sachs & Co., JP Morgan Securities,
Merrill Lynch, Pierce, Fenner & Smith, Wells Fargo Securities LLC, BNY Mellon Capital Markets LLC, Credit Agricole Securities USA Inc., Credit Suisse Securities USA LLC, Deutsche Bank Securities Inc., Morgan Stanley & Co. Inc., PNC Capital Markets, RBC Capital Markets LLC,
Scotia Capital USA Inc.
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Celgene Corp. 3.250% due 8/15/2022
Purchase/Trade Date:	  8/6/2012
Offering Price of Shares: $99.949
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $970,000
Percentage of Offering Purchased by Fund: 0.097
Percentage of Fund's Total Assets: 0.51
Brokers: BofA Merrill Lynch, JP Morgan, Morgan Stanley Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Time Warner Cable Inc. 4.500% due
9/15/2042
Purchase/Trade Date:	  8/7/2012
Offering Price of Shares: $99.439
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $310,000
Percentage of Offering Purchased by Fund: 0.025
Percentage of Fund's Total Assets: 0.16
Brokers: BNP Paribas, Citigroup, Morgan Stanley, RNC
Capital Markets, Credit Suisse, Barclays, BNY Mellon
Capital Markets, LLC, Credit Agricole CIB, Deutsche Bank Securities, Goldman, Sachs & Co., JP Morgan, Lloyds Securities, Mitsubishi UFJ Securities, Mizuho Securities, Ramirez & Co., Inc., RBS, SMBC Nikko, The Williams
Capital Group, L.P., UBS Investment Bank, US Bancorp Purchased from: BNP Paribas Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Thermo Fisher 3.150% due 1/15/2023
Purchase/Trade Date:	  8/15/2012
Offering Price of Shares: $99.475
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $565,000
Percentage of Offering Purchased by Fund: 0.071
Percentage of Fund's Total Assets: 0.30
Brokers: Goldman, Sachs & Co., J.P. Morgan, RBS,
Barclays, BofA Merrill Lynch, Deutsche Bank Securities, Morgan Stanley, BNP Paribas, HSBC, Mitsubishi UFJ Securities, Banca IMI, ING, KeyBanc Capital Markets,
Scotia Capital, US Bancorp
Purchased from: Royal Bank of Scotland
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 EOG Resources Inc. 2.625% due
3/15/2023
Purchase/Trade Date:	  9/5/2012
Offering Price of Shares: $99.381
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $575,000
Percentage of Offering Purchased by Fund: 0.046
Percentage of Fund's Total Assets: 0.30
Brokers: Barclays, Citigroup, JP Morgan, UBS Investment Bank, Wells Fargo Securities, RBC Capital Markets, Mitsubishi UFJ Securities, Societe Generale, US Bancorp, Allen & Company LLC, ANZ Securities, BB&T Capital
Markets, BMO Capital Markets, Comerica Securities, Credit Suisse, Deutsche Bank Securities, DNB Markets, Goldman, Sachs & Co., Scotiabank
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Waste Management Inc. 2.900% due
9/15/2022
Purchase/Trade Date:	  9/5/2012
Offering Price of Shares: $99.681
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $525,000
Percentage of Offering Purchased by Fund: 0.105
Percentage of Fund's Total Assets: 0.27
Brokers: Barclays, BNP Paribas, BofA Merrill Lynch,
Goldman, Sachs & Co., JP Morgan, Morgan Stanley, PNC
Capital Markets LLC, Scotiabank, US Bancorp
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Wellpoint Inc. 3.300% due 1/15/2023
Purchase/Trade Date:	  9/5/2012
Offering Price of Shares: $99.663
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $205,000
Percentage of Offering Purchased by Fund: 0.021
Percentage of Fund's Total Assets: 0.11
Brokers: Citigroup, Credit Suisse, Deutsche Bank Securities, BofA Merrill Lynch, UBS Investment Bank, Wells Fargo Securities, JP Morgan, Morgan Stanley, SunTrust Robinson Humphrey, US Bancorp, BB& T Capital Markets, BNY
Mellon Capital Makrets, LLC, Fifth Third Securities, Inc., Huntington Investment Company, Mitsubishi UFJ Securities, Mizuho Securities, PNC Capital Markets LLC, SMBC Nikko Purchased from: Credit Suisse
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Avalonbay Communities Inc. 2.950%
due 9/15/2022
Purchase/Trade Date:	  9/6/2012
Offering Price of Shares: $99.785
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.089
Percentage of Fund's Total Assets: 0.21
Brokers: UBS Securities LLC, Goldman, Sachs & Co., JP
Morgan Securities LLC, BNY Mellon Capital Markets, LLC, Mitsubishi UFJ Securities (USA), Inc., SunTrust Robinson Humphrey, Inc.
Purchased from: UBS
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased: Starz LLC & Starz Finance Corp.
5.00% due 9/15/2019
Purchase/Trade Date:	  9/6/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $75,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 0.04
Brokers: BofA Merrill Lynch, Baclays Capital, JP Morgan,
RBC Capital Markets, RBS Securities Corp., Scotia Capital Inc., SunTrust Robinson Humphrey, Morgan Stanley, Wells Fargo Securities LLC, Citigroup Capital Markets Inc., Credit Suisse, SMBC Nikko Capital Markets Ltd., US Bancorp Investments Inc.
Purchased from: SunTrust Robinson Humphrey
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 FMC Technologies Inc. 3.450% due
10/1/2022
Purchase/Trade Date:	  9/18/2012
Offering Price of Shares: $99.915
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $240,000
Percentage of Offering Purchased by Fund: 0.048
Percentage of Fund's Total Assets: 0.13
Brokers: JP Morgan, Wells Fargo Securities, DNB Markets, Mitsubishi UFJ Securities, RBS, US Bancorp
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Watson Pharmaceuticals Inc. 3.250%
due 10/1/2022
Purchase/Trade Date:	  9/27/2012
Offering Price of Shares: $99.165
Total Amount of Offering: $1,700,000,000
Amount Purchased by Fund: $200,000
Percentage of Offering Purchased by Fund: 0.012
Percentage of Fund's Total Assets: 0.10
Brokers: BofA Merrill Lynch, Wells Fargo Securities, Barclays, JP Morgan, Deutsche Bank Securities, DNB
Markets, HSBC, RBS, US Bancorp
Purchased from:  Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Watson Pharmaceuticals Inc. 4.625%
due 10/1/2042
Purchase/Trade Date:	  9/27/2012
Offering Price of Shares: $98.516
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $100,000
Percentage of Offering Purchased by Fund: 0.010
Percentage of Fund's Total Assets: 0.05
Brokers: BofA Merrill Lynch, Wells Fargo Securities, Barclays, JP Morgan, Mizuho Securities, DNB Markets,
HSBC, RBS, US Bancorp
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 NBC Universal Media LLC 2.875%
due 1/15/2023
Purchase/Trade Date:	  9/28/2012
Offering Price of Shares: $99.817
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $150,000
Percentage of Offering Purchased by Fund: 0.015
Percentage of Fund's Total Assets: 0.08
Brokers: Credit Suisse, JP Morgan , Morgan Stanley, RBC Capital Markets, Barclays, BNP Paribas, BofA Merrill
Lynch, Citigroup, Deutsche Bank Securities, Goldman, Sachs
& Co., Lloyds Securities, Mizuho Securities, RBS, SMBC Nikko, UBS Investment Bank, Wells Fargo Securities, Santander, US Bancorp, Allen & Company LLC, Gleacher & Company, DnB NOR Markets, PNC Capital Markets LLC,
SunTrust Robinson Humphrey, TD Securities, Loop Capital Markets, The Williams Capital Group, L.P., Drexel
Hamilton, Lebenthal Capital Markets, MFR Securities, Inc.
Ramirez & Co., Inc.
Purchased from: Credit Suisse Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	GDF Suez S.A. 2.875% due
10/10/2022
Purchase/Trade Date:	  10/2/2012
Offering Price of Shares: $98.799
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $435,000
Percentage of Offering Purchased by Fund: 0.058
Percentage of Fund's Total Assets: 0.23
Brokers: JP Morgan, RBS, BofA Merrill Lynch, Citigroup, Mitsubishi UFJ Securities, BNP Paribas, Credit Agricole
CIB, Natixis, Societe Generale
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Realty Income Corp. 3.250% due
10/15/2022
Purchase/Trade Date:	  10/2/2012
Offering Price of Shares: $99.382
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $575,000
Percentage of Offering Purchased by Fund: 0.128
Percentage of Fund's Total Assets: 0.30
Brokers: Citigroup, BofA Merrill Lynch, BNY Mellon
Capital Markets, LLC, JP Morgan, RBC Capital Markets, US Bancorp, Wells Fargo Securities, BB&T Capital Markets, Credit Suisse, Mitsubishi UFJ Securities, PNC Capital Markets LLC, Capital One Southcoast, Comerica Securities, Moelis & Company, Raymond James
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Banco Bilboa Vizcaya Argentaria,
S.A. 4.664% due 10/9/2015
Purchase/Trade Date:	  10/4/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $2,000,000,000
Amount Purchased by Fund: $800,000
Percentage of Offering Purchased by Fund: 0.040
Percentage of Fund's Total Assets: 0.42
Brokers: BofA Merrill Lynch, Morgan Stanley, Wells Fargo
Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Smiths Group plc 3.625% due
10/12/2022
Purchase/Trade Date:	  10/4/2012
Offering Price of Shares: $99.784
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $575,000
Percentage of Offering Purchased by Fund: 0.144
Percentage of Fund's Total Assets: 0.30
Brokers: Barclays, JP Morgan, Morgan Stanley, Mitsubishi
UFJ Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Owens Corning 4.200% due
12/15/2022
Purchase/Trade Date:	  10/17/2012
Offering Price of Shares: $99.910
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $245,000
Percentage of Offering Purchased by Fund: 0.041
Percentage of Fund's Total Assets: 0.13
Brokers: BofA Merrill Lynch, Citigroup, JP Morgan, Wells Fargo Securities, Deutsche Bank Securities, Goldman, Sachs
& Co., Morgan Stanley, Credit Agricole CIB, Fifth Third Securities, Inc., HSBC, PNC Capital Markets LLC,
Scotiabank, US Bancorp
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Unitedhealth Group Incorporated
1.400% due 10/15/2017
Purchase/Trade Date:	  10/17/2012
Offering Price of Shares: $99.880
Total Amount of Offering: $625,000,000
Amount Purchased by Fund: $330,000
Percentage of Offering Purchased by Fund: 0.053
Percentage of Fund's Total Assets: 0.17
Brokers: JP Morgan, BofA Merrill Lynch, Goldman, Sachs & Co., Morgan Stanley, UBS Investment Bank, Wells Fargo Securities, Barclays Capital, BNY Mellon Capital Markets, LLC, Citigroup, Deutsche Bank Securities, RBS, US
Bancorp, BB&T Capital Markets, BMO Capital Marktes,
Credit Suisse, Fifth Third Securities, Inc., KeyBanc Capital Markets, Loop Capital Markets, PNC Capital Markets LLC Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Unitedhealth Group Incorporated
2.750% due 2/15/2023
Purchase/Trade Date:	  10/17/2012
Offering Price of Shares: $99.842
Total Amount of Offering: $625,000,000
Amount Purchased by Fund: $205,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.11
Brokers: JP Morgan, BofA Merrill Lynch, Goldman, Sachs & Co., Morgan Stanley, UBS Investment Bank, Wells Fargo Securities, Barclays Capital, BNY Mellon Capital Markets, LLC, Citigroup, Deutsche Bank Securities, RBS, US
Bancorp, BB&T Capital Markets, BMO Capital Markets,
Credit Suisse, Fifth Third Securities, Inc., KeyBanc Capital Markets, Loop Capital Markets, PNC Capital Markets LLC Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Oracle Systems 1.200% due
10/15/2017
Purchase/Trade Date:	  10/18/2012
Offering Price of Shares: $99.827
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $1,175,000
Percentage of Offering Purchased by Fund: 0.047
Percentage of Fund's Total Assets: 0.62
Brokers: Citigroup, JP Morgan, RBS, Wells Fargo Securities, BNP Paribas, BofA Merrill Lynch, Mitsubishi UFJ
Securities, Barclays, Credit Suisse, Deutsche Bank Securities, HSBC, Mizuho Securities, RBC Capital Markets, UBS Investment Bank, US Bancorp
Purchased from: Royal Bank of Scotland
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Aetna Inc. 2.750% due 11/15/2022
Purchase/Trade Date:	  11/2/2012
Offering Price of Shares: $98.309
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $765,000
Percentage of Offering Purchased by Fund: 0.077
Percentage of Fund's Total Assets: 0.40
Brokers: Goldman, Sachs & Co., UBS Investment Bank, JP Morgan, Morgan Stanley, RBS, Barclays, BofA Merrill
Lynch, Citigroup, Credit Suisse, Mitsubishi UFJ Securities, SunTrust Robinson Humphrey, US Bancorp, Wells Fargo Securities, BNY Mellon Capital Markets, LLC, HSBC, Fifth Third Securities, Inc., PNC Capital Markets LLC
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Aetna Inc. 4.125% due 11/7/2024
Purchase/Trade Date:	  11/2/2012
Offering Price of Shares: $98.457
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.045
Percentage of Fund's Total Assets: 0.12
Brokers: Goldman, Sachs & Co., UBS Investment Bank, JP Morgan, Morgan Stanley, RBS, Barclays, BofA Merrill
Lynch, Citigroup, Credit Suisse, Mitsubishi UFJ Securities, SunTrust Robinson Humphrey, US Bancorp, Wells Fargo Securities, BNY Mellon Capital Markets, LLC, HSBC, Fifth Third Securities, Inc., PNC Capital Markets LLC
Purchased from: UBS Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Post Apartment Homes LP 3.375%
due 12/1/2022
Purchase/Trade Date:	  11/2/2012
Offering Price of Shares: $99.972
Total Amount of Offering: $250,000,000
Amount Purchased by Fund: $1,035,000
Percentage of Offering Purchased by Fund: 0.414
Percentage of Fund's Total Assets: 0.55
Brokers: Wells Fargo Securities, JP Morgan, SunTrust Robinson Humphrey, PNC Capital Markets LLC, Mitsubishi
UFJ Securities, BB&T Capital Markets, Capital One Southcoast, TD Securities, US Bancorp, The Williams
Capital Group, L.P.
Purchased from: Wells Fargo
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	Transalta Corp. 4.500% due
11/15/2022
Purchase/Trade Date:	  11/2/2012
Offering Price of Shares: $98.266
Total Amount of Offering: $400,000,000
Amount Purchased by Fund: $870,000
Percentage of Offering Purchased by Fund: 0.218
Percentage of Fund's Total Assets: 0.46
Brokers: BofA Merrill Lynch, Citigroup, HSBC, Mitsubishi
UFJ Securities, RBS
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Verizon Communications Inc. 3.850%
due 11/1/2042
Purchase/Trade Date:	  11/2/2012
Offering Price of Shares: $99.859
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $785,000
Percentage of Offering Purchased by Fund: 0.063
Percentage of Fund's Total Assets: 0.42
Brokers: Barclays, BofA Merrill Lynch, JP Morgan, RBS, Citigroup, Goldman, Sachs & Co., RBC Capital Markets,
Wells Fargo Securities, Credit Suisse, Deutsche Bank Securities, Mitsubishi UFJ Securities, Mizuho Securities, Santander, UBS Investment Bank, Lloyds Securities, SMBC Nikko, US Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Abbvie Inc. 4.400% due 11/6/2042
Purchase/Trade Date:	  11/5/2012
Offering Price of Shares: $98.964
Total Amount of Offering: $2,600,000,000
Amount Purchased by Fund: $415,000
Percentage of Offering Purchased by Fund: 0.016
Percentage of Fund's Total Assets: 0.22
Brokers: Morgan Stanley, Barclays, BofA Merrill Lynch, JP Morgan, Deutsche Bank Securities, RBS, BNP Paribas,
Societe Generale, Banca IMI, Goldman, Sachs & Co., Handelsbanken Capital Markets, HSBC, ING, Loop Capital Markets, Mitsubishi UFJ Securities, Mizuho Securities, RBC Capital Markets, Santander, Standard Chartered Bank, UBS Investment Bank, US Bancorp, The Williams Capital Group, L.P.
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Principal Financial Group Inc. 1.850%
due 11/15/2017
Purchase/Trade Date:	  11/13/2012
Offering Price of Shares: $99.896
Total Amount of Offering: $300,000,000
Amount Purchased by Fund: $155,000
Percentage of Offering Purchased by Fund: 0.052
Percentage of Fund's Total Assets: 0.08
Brokers: Credit Suisse, Deutsche Bank Securities, Goldman Sachs & Co., UBS Investment Bank, BofA Merrill Lynch,
Morgan Stanley, HSBC, RBS, Santander, The Williams
Capital Group, L.P., Wells Fargo Securities
Purchased from: UBS Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Prudential Financial Inc. 5.625% due
6/15/2043
Purchase/Trade Date:	  11/14/2012
Offering Price of Shares: $99.994
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $675,000
Percentage of Offering Purchased by Fund: 0.045
Percentage of Fund's Total Assets: 0.36
Brokers: Barclays, Credit Suisse, Deutsche Bank Securities, JP Morgan, Morgan Stanley, Wells Fargo Securities, BNP Paribas, Lloyds Securities, Mitsubishi UFJ Securities,
Mizuho Securities, SMBC Nikko, US Bancorp, CastleOak Securities, LP, Drexel Hamilton, Loop Capital Markets, Ramirez & Co.; Inc., Siebert Capital Markets, The Williams Capital Group, L.P.
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO

Securities Purchased:	 Turlock Corporation (to be merged
with and into Eaton) 2.750% due 11/2/2022
Purchase/Trade Date:	  11/14/2012
Offering Price of Shares: $99.664
Total Amount of Offering: $1,600,000,000
Amount Purchased by Fund: $675,000
Percentage of Offering Purchased by Fund: 0.042
Percentage of Fund's Total Assets: 0.36
Brokers: Citigroup, Morgan Stanley, BofA Merrill Lynch, Deutsche Bank Securities, JP Morgan
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 British Sky Broadcasting Group PLC
3.125% due 11/26/2022
Purchase/Trade Date:	  11/19/2012
Offering Price of Shares: $99.566
Total Amount of Offering: $800,000,000
Amount Purchased by Fund: $575,000
Percentage of Offering Purchased by Fund: 0.072
Percentage of Fund's Total Assets: 0.30
Brokers: Barclays, JP Morgan, BNP Paribas, Morgan
Stanley, Societe Generale
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Cox Communications Inc. 3.250%
due 12/15/2022
Purchase/Trade Date:	  11/26/2012
Offering Price of Shares: $99.846
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund: 0.033
Percentage of Fund's Total Assets: 0.17
Brokers: JP Morgan, Wells Fargo Securities, Barclays, Citigroup, BofA Merrill Lynch, Goldman, Sachs & Co.,
Morgan Stanley, RBC Capital Markets, SunTrust Robinson Humphrey, Credit Agricole CIB, Deutsche Bank Securities, Fifth Third Securities, Inc., Mizuho Securities, RBS, SMBC Nikko
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Murphy Oil Corporation 3.700% due
12/1/2022
Purchase/Trade Date:	  11/27/2012
Offering Price of Shares: $99.594
Total Amount of Offering: $600,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund: 0.075
Percentage of Fund's Total Assets: 0.24
Brokers: JP Morgan, BofA Merrill Lynch, Deutsche Bank Securities, RBC Capital Markets, Wells Fargo Securities, Citigroup, DNB Markets, Mitsubishi UFJ Securities, Capital One Southcoast, Comerica Securities, Fifth Third Securities, Inc., Raymond James Morgan Keegan, Scotiabank, US
Bancorp
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Royal Bank of Scotland Group PLC
PFD 6.125% due 12/15/2022
Purchase/Trade Date:	  11/27/2012
Offering Price of Shares: $99.923
Total Amount of Offering: $2,250,000,000
Amount Purchased by Fund: $765,000
Percentage of Offering Purchased by Fund: 0.034
Percentage of Fund's Total Assets: 0.41
Brokers: RBS, Morgan Stanley, ABN Amro, Banca IMI,
BMO Capital Markets, BNY Mellon Capital Markets, LLC,
CIBC, Commerzbank, Danske Markets Inc., Lloyds Bank, nabSecurities, LLC, Natixis, RBC Capital Markets,
Santander, TD Securities
Purchased from: Royal Bank of Scotland
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 The Dun & Bradstreet Corporation
3.250% due 12/1/2017
Purchase/Trade Date:	  11/28/12
Offering Price of Shares: $99.991
Total Amount of Offering: $450,000,000
Amount Purchased by Fund: $750,000
Percentage of Offering Purchased by Fund: 0.167
Percentage of Fund's Total Assets: 0.40
Brokers: Barclays, JP Morgan, BofA Merrill Lynch, HSBC, Mitsubishi UFJ Securities, RBS, Citigroup, Wells Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Intel Corp. 2.750% due 12/15/2022
Purchase/Trade Date:	  12/4/12
Offering Price of Shares: $99.573
Total Amount of Offering: $1,500,000,000
Amount Purchased by Fund: $625,000
Percentage of Offering Purchased by Fund: 0.042
Percentage of Fund's Total Assets: 0.34
Brokers: BofA Merrill Lynch, JP Morgan, Credit Suisse, Morgan Stanley, Needham & Company, Wells Fargo
Securities
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 NetApp Inc. 2.000% due 12/15/2017
Purchase/Trade Date:	  12/5/2012
Offering Price of Shares: $99.494
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $400,000
Percentage of Offering Purchased by Fund: 0.053
Percentage of Fund's Total Assets: 0.22
Brokers: JP Morgan, Morgan Stanley, BofA Merrill Lynch, Citigroup, Goldman, Sachs & Co., Wells Fargo Securities Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 CC Holdings GS V LLC 3.849% due
4/15/2023
Purchase/Trade Date:	  12/11/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $450,000
Percentage of Offering Purchased by Fund: 0.045
Percentage of Fund's Total Assets: 0.24
Brokers: BofA Merrill Lynch, Barclays, JP Morgan, Morgan Stanley, Credit Agricole CIB, RBC Capital Markets, RBS, SunTrust Robinson Humphrey, TD Securities, Citigroup, Deutsche Bank Securities, Mitsubishi UFJ Securities, PNC Capital Markets LLC, SMBC Nikko
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Access Midstream Partners LP
4.875% due 5/15/2023
Purchase/Trade Date:	  12/12/2012
Offering Price of Shares: $100.000
Total Amount of Offering: $1,400,000,000
Amount Purchased by Fund: $160,000
Percentage of Offering Purchased by Fund: 0.011
Percentage of Fund's Total Assets: 0.09
Brokers: Citigroup, Barclays, UBS Investment Bank, Wells Fargo Securities, BofA Merrill Lynch, BMO Capital
Markets, Capital One Southcoast, DNB Markets, Mitsubishi
UFJ Securities, Morgan Stanley, RBS, Scotia Capital, US Bancorp, Comerica Securities, Credit Suisse, Deutsche Bank Securities, Goldman, Sachs & Co., Raymond James, RBC
Capital Markets, SMBC Nikko, TD Securities
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Qtel International Finance Ltd.
3.250% due 2/1/2023
Purchase/Trade Date:	  12/12/2012
Offering Price of Shares: $98.721
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $900,000
Percentage of Offering Purchased by Fund: 0.090
Percentage of Fund's Total Assets: 0.48
Brokers: Barclays Bank PLC, HSBC Bank plc, Mitsubishi
UFJ Securities International plc, Mizuho Securities USA Inc., Morgan Stanley & Co. International plc and QNB
Capital LLC
Purchased from: HSBC Securities
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Teva Pharmaceutical Finance
Company 2.950% due 12/18/2022
Purchase/Trade Date:	  12/13/2012
Offering Price of Shares: $99.802
Total Amount of Offering: $1,300,000,000
Amount Purchased by Fund: $230,000
Percentage of Offering Purchased by Fund: 0.018
Percentage of Fund's Total Assets: 0.12
Brokers: Barclays, Goldman, Sachs & Co., BNP Paribas, JP Morgan, Morgan Stanley, Citigroup, Credit Suisse, HSBC,
DNB Markets, Mitsubishi UFJ Securities, Mizuho Securities, PNC Capital Markets LLC, RBC Capital Markets, SMBC
Nikko
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Williams Companies, Inc. 3.700% due
1/15/2023
Purchase/Trade Date:	  12/13/2012
Offering Price of Shares: $99.722
Total Amount of Offering: $850,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.026
Percentage of Fund's Total Assets: 0.12
Brokers: UBS Investment Bank, Barclays, Citigroup, BOSC, Inc., DNB Markets, Mitsubishi UFJ Securities, Mizuho Securities, SMBC Nikko, TD Securities, US Bancorp
Purchased from: UBS
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:	 Precision Castparts Corp. 2.500% due
1/15/2023
Purchase/Trade Date:	  12/17/2012
Offering Price of Shares: $99.425
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $225,000
Percentage of Offering Purchased by Fund: 0.023
Percentage of Fund's Total Assets: 0.12
Brokers: BofA Merrill Lynch, Citigroup, Wells Fargo Securities, Mizuho Securities, US Bancorp, Mitsubishi UFJ Securities, PNC Capital Markets LLC, JP Morgan, Barclays,
BNY Mellon Capital Markets, LLC, Scotiabank
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.